Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2017

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
Wells Fargo	Sean Dargan				212-214-1416

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of January 31st, 2018
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss)
from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commerical paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

Statistical Supplement is Dated
The financial data in this document is dated January 31, 2018, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Revenues
Insurance premiums	$736	$807	$801	$774	$874	18.8%	$2,987	$3,256	9.0%
Fee income	1,345	1,354	1,393	1,401	1,471	9.4%	5,244	5,619	7.2%
Net investment income	1,244	1,238	1,262	1,239	1,252	0.6%	4,874	4,990	2.4%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(25)	(4)	(4)	(8)	(2)	92.0%	(102)	(18)	82.4%
Realized gain (loss), excluding OTTI	(192)	(35)	(6)	(48)	(63)	66.1%	(237)	(152)	35.9%
Total realized gain (loss)	(217)	(39)	(10)	(56)	(65)	70.0%	(339)	(170)	49.9%
Amortization of deferred gains on business
sold through reinsurance	18	18	4	-	-	-100.0%	73	23	-68.5%
Other revenues	128	122	127	153	137	7.0%	491	539	9.8%
Total revenues	3,254	3,500	3,577	3,511	3,669	12.8%	13,330	14,257	7.0%

Expenses
Interest credited	650	647	646	647	650	0.0%	2,564	2,590	1.0%
Benefits	1,230	1,290	1,287	1,261	1,321	7.4%	4,692	5,160	10.0%
Commissions and other expenses	1,041	1,015	1,034	1,020	1,108	6.4%	4,277	4,176	-2.4%
Interest and debt expense	129	64	63	63	63	-51.2%	331	253	-23.6%
Strategic digitization expense	8	9	14	10	10	25.0%	8	43	NM
Impairment of intangibles	-	-	-	-	905	NM	-	905	NM
Total expenses	3,058	3,025	3,044	3,001	4,057	32.7%	11,872	13,127	10.6%
Income (loss) from continuing operations before taxes	196	475	533	510	(388)	NM	1,458	1,130	-22.5%
Federal income tax expense (benefit)	6	40	122	92	(1,204)	NM	266	(949)	NM
Net income (loss)	190	435	411	418	816	NM	1,192	2,079	74.4%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	1	-	2	NM	-	7	NM
Net income (loss) available to common
stockholders – diluted	$190	$435	$412	$418	$818	NM	$1,192	$2,086	75.0%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.82	$1.89	$1.81	$1.87	$3.67	NM	$5.03	$9.22	83.3%

ROE, including AOCI
Net income (loss)	4.9%	11.8%	10.6%	10.3%	19.4%		7.8%	13.2%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$78,149	$79,841	$81,598	$82,319	$83,190	6.5%
U.S. government bonds	419	576	578	574	567	35.3%
Foreign government bonds	506	456	455	455	451	-10.9%
Mortgage-backed securities	3,964	4,008	4,028	4,037	4,065	2.5%
Asset-backed collateralized debt obligations	744	776	703	694	808	8.6%
State and municipal bonds	4,627	4,826	5,010	5,049	5,119	10.6%
Hybrid and redeemable preferred securities	604	619	642	639	640	6.0%
VIEs' fixed maturity securities	200	-	-	-	-	-100.0%
Equity securities	275	276	275	302	246	-10.5%
Total AFS securities	89,488	91,378	93,289	94,069	95,086	6.3%
Trading securities	1,712	1,703	1,678	1,665	1,620	-5.4%
Mortgage loans on real estate	9,889	10,001	10,023	10,382	10,762	8.8%
Real estate	24	24	23	11	11	-54.2%
Policy loans	2,451	2,432	2,416	2,417	2,399	-2.1%
Derivative investments	927	991	1,054	960	915	-1.3%
Other investments	2,230	2,104	2,156	2,210	2,296	3.0%
Total investments	106,721	108,633	110,639	111,714	113,089	6.0%
Cash and invested cash	2,722	1,923	1,978	1,965	1,628	-40.2%
DAC and VOBA	9,134	9,030	8,555	8,543	8,403	-8.0%
Premiums and fees receivable	430	465	365	370	396	-7.9%
Accrued investment income	1,062	1,124	1,082	1,137	1,078	1.5%
Reinsurance recoverables	5,265	5,333	5,228	5,062	4,907	-6.8%
Funds withheld reinsurance assets	617	610	607	602	593	-3.9%
Goodwill	2,273	2,273	2,273	2,273	1,368	-39.8%
Other assets	5,006	5,119	5,099	5,507	6,082	21.5%
Separate account assets	128,397	132,958	135,825	139,612	144,219	12.3%
Total assets	$261,627	$267,468	$271,651	$276,785	$281,763	7.7%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$21,576	$22,202	$22,293	$22,547	$22,887	6.1%
Other contract holder funds	78,903	79,078	79,216	79,623	80,209	1.7%
Short-term debt	-	200	450	450	450	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	865	865	0.0%
Financial	4,480	4,268	4,036	4,035	4,029	-10.1%
Reinsurance related embedded derivatives	53	50	53	63	57	7.5%
Funds withheld reinsurance liabilities	1,976	1,961	1,862	1,807	1,761	-10.9%
Deferred gain on business sold through reinsurance	24	6	2	2	1	-95.8%
Payables for collateral on investments	4,995	5,086	4,952	4,968	4,417	-11.6%
Other liabilities	5,880	5,821	6,101	6,499	5,546	-5.7%
Separate account liabilities	128,397	132,958	135,825	139,612	144,219	12.3%
Total liabilities	247,149	252,495	255,655	260,471	264,441	7.0%

Stockholders’ Equity
Common stock	5,869	5,839	5,774	5,717	5,693	-3.0%
Retained earnings	7,043	7,287	7,511	7,738	8,399	19.3%
AOCI:
Unrealized investment gains (losses)	1,858	2,139	3,003	3,149	3,501	88.4%
Foreign currency translation adjustment	(27)	(25)	(20)	(16)	(14)	48.1%
Funded status of employee benefit plans	(265)	(267)	(272)	(274)	(257)	3.0%
Total AOCI	1,566	1,847	2,711	2,859	3,230	106.3%
Total stockholders’ equity	14,478	14,973	15,996	16,314	17,322	19.6%
Total liabilities and stockholders’ equity	$261,627	$267,468	$271,651	$276,785	$281,763	7.7%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Income (Loss)
Net income (loss)	$190	$435	$411	$418	$816	NM	$1,192	$2,079	74.4%
Pre-tax income (loss) from operations	533	485	544	566	581	9.0%	1,993	2,177	9.2%
After-tax income (loss) from operations (1)	409	442	419	454	440	7.6%	1,540	1,754	13.9%
Operating tax rate	23.3%	8.9%	23.0%	19.8%	24.3%		22.7%	19.4%

Average Stockholders’ Equity
Average equity, including AOCI	$15,400	$14,725	$15,485	$16,155	$16,818	9.2%	$15,237	$15,796	3.7%
Average AOCI	2,471	1,706	2,279	2,785	3,044	23.2%	2,427	2,454	1.1%
Average equity, excluding AOCI	$12,929	$13,019	$13,206	$13,370	$13,774	6.5%	$12,810	$13,342	4.2%

ROE, excluding AOCI
Net income (loss)	5.9%	13.4%	12.4%	12.5%	23.7%		9.3%	15.6%
Income (loss) from operations	12.7%	13.6%	12.7%	13.6%	12.8%		12.0%	13.1%

Per Share
Net income (loss) (diluted)	$0.82	$1.89	$1.81	$1.87	$3.67	NM	$5.03	$9.22	83.3%
Income (loss) from operations (diluted)	1.77	1.92	1.85	2.03	1.98	11.9%	6.50	7.79	19.8%
Dividends declared during the period	0.29	0.29	0.29	0.29	0.33	13.8%	1.04	1.20	15.4%

Book value, including AOCI	$63.97	$66.58	$71.98	$74.31	$79.43	24.2%	$63.97	$79.43	24.2%
Per share impact of AOCI	6.92	8.21	12.20	13.02	14.81	114.0%	6.92	14.81	114.0%
Book value, excluding AOCI	$57.05	$58.37	$59.78	$61.29	$64.62	13.3%	$57.05	$64.62	13.3%

Shares
Repurchased during the period	3.2	2.9	3.0	2.8	1.7	-46.9%	19.3	10.4	-46.1%
End-of-period – basic	226.3	224.9	222.2	219.5	218.1	-3.6%	226.3	218.1	-3.6%
End-of-period – diluted	230.1	228.9	226.0	222.7	221.3	-3.8%	230.1	221.3	-3.8%
Average for the period – diluted	230.9	230.1	227.3	223.9	221.9	-3.9%	236.8	226.2	-4.5%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change

Cash Returned to Common Stockholders
Shares repurchased	$204	$200	$200	$200	$125	-38.7%	$879	$725	-17.5%
Common dividends	57	66	65	64	64	12.3%	236	259	9.7%
Total cash returned to common stockholders	$261	$266	$265	$264	$189	-27.6%	$1,115	$984	-11.7%

Leverage Ratio
Short-term debt	$-	$200	$450	$450	$450	NM
Long-term debt	5,345	5,133	4,901	4,900	4,894	-8.4%
Total debt (1)	5,345	5,333	5,351	5,350	5,344	0.0%
Less:
Operating debt (2)	865	865	865	865	865	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges	258	246	263	261	254	-1.6%
Total numerator	$3,920	$3,920	$3,921	$3,922	$3,923	0.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,620	$12,834	$12,993	$13,165	$13,821	9.5%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,920	3,920	3,921	3,922	3,923	0.1%
Total denominator	$16,842	$17,056	$17,216	$17,389	$18,046	7.1%

Leverage ratio	23.3%	23.0%	22.8%	22.6%	21.7%

Holding Company Available Liquidity	$561	$551	$523	$569	$605	7.8%

(1) Excludes obligations under capital leases of $276 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$306	$280	$310	$350	$333	8.8%	$1,177	$1,273	8.2%
Retirement Plan Services	46	48	50	48	57	23.9%	174	204	17.2%
Life Insurance	228	187	194	175	223	-2.2%	753	780	3.6%
Group Protection	25	11	53	63	31	24.0%	100	158	58.0%
Other Operations	(72)	(41)	(63)	(70)	(63)	12.5%	(211)	(238)	-12.8%
Income (loss) from operations, before income taxes	$533	$485	$544	$566	$581	9.0%	$1,993	$2,177	9.2%

Income (Loss) from Operations, After-Tax
Annuities	$242	$281	$251	$277	$265	9.5%	$935	$1,074	14.9%
Retirement Plan Services	34	37	37	35	41	20.6%	127	149	17.3%
Life Insurance	154	130	133	121	152	-1.3%	515	536	4.1%
Group Protection	16	7	35	41	20	25.0%	65	103	58.5%
Other Operations	(37)	(13)	(37)	(20)	(38)	-2.7%	(102)	(108)	-5.9%
Income (loss) from operations	$409	$442	$419	$454	$440	7.6%	$1,540	$1,754	13.9%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Sources of Earnings, Pre-Tax
Investment spread	$199	$172	$186	$188	$202	1.5%	$705	$749	6.2%
Mortality/morbidity	151	115	158	156	156	3.3%	509	587	15.3%
Fees on AUM	220	209	230	280	249	13.2%	854	967	13.2%
VA riders	35	30	33	12	37	5.7%	136	112	-17.6%
Total sources of earnings, before income taxes	605	526	607	636	644	6.4%	2,204	2,415	9.6%
Other Operations	(72)	(41)	(63)	(70)	(63)	12.5%	(211)	(238)	-12.8%
Income (loss) from operations, before income taxes	$533	$485	$544	$566	$581	9.0%	$1,993	$2,177	9.2%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	32.9%	32.5%	30.7%	29.6%	31.4%		32.0%	31.0%
Mortality/morbidity	24.9%	21.9%	26.0%	24.6%	24.2%		23.0%	24.3%
Fees on AUM	36.4%	39.9%	37.8%	43.9%	38.6%		38.8%	40.1%
VA riders	5.8%	5.7%	5.5%	1.9%	5.8%		6.2%	4.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Annuities
Operating revenues	$1,011	$1,061	$1,076	$1,073	$1,167	15.4%	$4,033	$4,378	8.6%
Deposits	1,810	2,016	1,991	1,916	2,787	54.0%	8,214	8,710	6.0%
Net flows	(932)	(944)	(1,075)	(1,025)	(414)	55.6%	(2,286)	(3,458)	-51.3%
Average account values	124,450	127,644	130,321	132,304	135,417	8.8%	122,524	131,515	7.3%

Retirement Plan Services
Operating revenues	$284	$282	$290	$291	$302	6.3%	$1,103	$1,165	5.6%
Deposits	2,406	2,252	1,978	1,908	2,426	0.8%	7,657	8,563	11.8%
Net flows	386	116	395	415	412	6.7%	565	1,338	136.8%
Average account values	57,552	59,530	61,728	63,665	66,212	15.0%	55,502	62,796	13.1%

Life Insurance
Operating revenues	$1,600	$1,606	$1,655	$1,614	$1,684	5.3%	$6,246	$6,558	5.0%
Deposits	1,648	1,414	1,543	1,462	1,896	15.0%	5,768	6,317	9.5%
Net flows	1,209	924	1,101	1,064	1,443	19.4%	4,119	4,532	10.0%
Average account values	45,485	46,147	46,842	47,547	48,481	6.6%	44,559	47,254	6.0%
Average in-force face amount	688,791	695,759	701,592	708,148	715,924	3.9%	676,241	705,356	4.3%

Group Protection
Operating revenues	$537	$541	$541	$564	$554	3.2%	$2,130	$2,201	3.3%
Non-medical earned premiums	487	495	494	500	509	4.5%	1,940	1,998	3.0%

Consolidated
Operating revenues (1)	$3,519	$3,578	$3,629	$3,607	$3,775	7.3%	$13,844	$14,589	5.4%
Deposits	5,864	5,682	5,512	5,286	7,109	21.2%	21,639	23,590	9.0%
Net flows	663	96	421	454	1,441	117.3%	2,398	2,412	0.6%
Average account values	227,487	233,321	238,891	243,516	250,110	9.9%	222,585	241,565	8.5%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Sales
Annuities:
With guaranteed living benefits	$928	$905	$1,007	$959	$1,504	62.1%	$4,391	$4,376	-0.3%
Without guaranteed living benefits	471	549	607	573	638	35.5%	1,846	2,366	28.2%
Variable	1,399	1,454	1,614	1,532	2,142	53.1%	6,237	6,742	8.1%
Fixed	411	562	377	384	645	56.9%	1,977	1,968	-0.5%
Total Annuities	$1,810	$2,016	$1,991	$1,916	$2,787	54.0%	$8,214	$8,710	6.0%

Retirement Plan Services:
First-year sales	$1,177	$800	$737	$672	$1,166	-0.9%	$2,608	$3,375	29.4%
Recurring deposits	1,229	1,452	1,241	1,236	1,260	2.5%	5,049	5,188	2.8%
Total Retirement Plan Services	$2,406	$2,252	$1,978	$1,908	$2,426	0.8%	$7,657	$8,563	11.8%

Life Insurance:
UL	$29	$17	$14	$10	$11	-62.1%	$95	$52	-45.3%
MoneyGuard®	64	60	80	65	64	0.0%	214	268	25.2%
IUL	31	18	16	19	17	-45.2%	90	70	-22.2%
VUL	58	36	50	45	63	8.6%	180	194	7.8%
Term	29	27	28	29	30	3.4%	114	114	0.0%
Total individual life insurance	211	158	188	168	185	-12.3%	693	698	0.7%
Executive Benefits	20	23	9	10	57	185.0%	44	100	127.3%
Total Life Insurance	$231	$181	$197	$178	$242	4.8%	$737	$798	8.3%

Group Protection:
Life	$98	$23	$28	$33	$95	-3.1%	$178	$179	0.6%
Disability	109	23	32	35	108	-0.9%	193	199	3.1%
Dental	56	11	28	26	62	10.7%	99	126	27.3%
Total Group Protection	$263	$57	$88	$94	$265	0.8%	$470	$504	7.2%
Percent employee-paid	47.5%	53.3%	40.7%	44.7%	48.0%		47.6%	46.7%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Operating Revenues
Annuities	$1,011	$1,061	$1,076	$1,073	$1,167	15.4%	$4,033	$4,378	8.6%
Retirement Plan Services	284	282	290	291	302	6.3%	1,103	1,165	5.6%
Life Insurance	1,600	1,606	1,655	1,614	1,684	5.3%	6,246	6,558	5.0%
Group Protection	537	541	541	564	554	3.2%	2,130	2,201	3.3%
Other Operations	87	88	67	65	68	-21.8%	332	287	-13.6%
Total	$3,519	$3,578	$3,629	$3,607	$3,775	7.3%	$13,844	$14,589	5.4%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$113	$112	$120	$114	$121	7.1%	$453	$467	3.1%
Retirement Plan Services	79	75	79	77	80	1.3%	306	311	1.6%
Life Insurance	128	120	126	125	133	3.9%	474	504	6.3%
Group Protection	79	73	77	85	90	13.9%	296	325	9.8%
Other Operations	48	22	26	29	31	-35.4%	83	108	30.1%
Total	$447	$402	$428	$430	$455	1.8%	$1,612	$1,715	6.4%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.2%	10.6%	11.1%	10.6%	10.3%		11.2%	10.7%
Retirement Plan Services	27.7%	26.6%	27.2%	26.5%	26.5%		27.7%	26.7%
Life Insurance	8.0%	7.5%	7.6%	7.8%	7.9%		7.6%	7.7%
Group Protection	14.8%	13.4%	14.2%	15.1%	16.2%		13.9%	14.7%
Other Operations	55.2%	24.8%	40.8%	42.1%	47.7%		25.1%	37.8%
Total	12.7%	11.2%	11.8%	11.9%	12.1%		11.6%	11.8%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$504	$446	$475	$479	$519	3.0%	$1,796	$1,919	6.8%
Commissions	590	555	576	555	623	5.6%	2,220	2,308	4.0%
Taxes, licenses and fees	58	70	64	57	60	3.4%	255	251	-1.6%
Interest and debt expense	67	64	63	63	63	-6.0%	269	253	-5.9%
Expenses associated with reserve financing
and unrelated letters of credit	21	21	21	20	21	0.0%	80	83	3.8%
Total operating commissions and other
expenses incurred	1,240	1,156	1,199	1,174	1,286	3.7%	4,620	4,814	4.2%

Less Amounts Capitalized
General and administrative expenses	(57)	(44)	(47)	(49)	(64)	-12.3%	(184)	(204)	-10.9%
Commissions	(314)	(261)	(280)	(254)	(308)	1.9%	(1,126)	(1,104)	2.0%
Taxes, licenses and fees	(10)	(11)	(11)	(10)	(16)	-60.0%	(37)	(47)	-27.0%
Total amounts capitalized	(381)	(316)	(338)	(313)	(388)	-1.8%	(1,347)	(1,355)	-0.6%
Total expenses incurred, net of amounts
capitalized, excluding amortization	859	840	861	861	898	4.5%	3,273	3,459	5.7%

Amortization
Amortization of DAC and VOBA	258	237	243	220	275	6.6%	1,271	976	-23.2%
Amortization of intangibles	1	1	1	1	1	0.0%	4	4	0.0%
Total amortization	259	238	244	221	276	6.6%	1,275	980	-23.1%
Total operating commissions and
other expenses	$1,118	$1,078	$1,105	$1,082	$1,174	5.0%	$4,548	$4,439	-2.4%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Annuities
Earned rate on reserves	4.00%	4.06%	3.99%	3.94%	3.93%	(7)	4.14%	3.98%	(16)
Variable investment income on reserves (1)	0.20%	0.11%	0.20%	0.33%	0.31%	11	0.14%	0.24%	10
Net investment income yield on reserves	4.20%	4.17%	4.19%	4.27%	4.24%	4	4.28%	4.22%	(6)
Interest rate credited to contract holders	2.44%	2.43%	2.37%	2.29%	2.27%	(17)	2.40%	2.34%	(6)
Interest rate spread	1.76%	1.74%	1.82%	1.98%	1.97%	21	1.88%	1.88%	-
Base spreads excluding variable investment income	1.56%	1.63%	1.62%	1.65%	1.66%	10	1.74%	1.64%	(10)

Retirement Plan Services
Earned rate on reserves	4.42%	4.37%	4.30%	4.31%	4.33%	(9)	4.50%	4.32%	(18)
Variable investment income on reserves (1)	0.27%	0.08%	0.17%	0.15%	0.33%	6	0.16%	0.19%	3
Net investment income yield on reserves	4.69%	4.45%	4.47%	4.46%	4.66%	(3)	4.66%	4.51%	(15)
Interest rate credited to contract holders	3.04%	2.93%	2.91%	2.93%	2.91%	(13)	3.00%	2.92%	(8)
Interest rate spread	1.65%	1.52%	1.56%	1.53%	1.75%	10	1.66%	1.59%	(7)
Base spreads excluding variable investment income	1.38%	1.44%	1.39%	1.38%	1.42%	4	1.50%	1.40%	(10)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.16%	5.11%	5.05%	5.06%	5.06%	(10)	5.20%	5.07%	(13)
Variable investment income on reserves (1)	0.32%	0.34%	0.44%	0.27%	0.27%	(5)	0.24%	0.33%	9
Net investment income yield on reserves	5.48%	5.45%	5.49%	5.33%	5.33%	(15)	5.44%	5.40%	(4)
Interest rate credited to contract holders	3.85%	3.85%	3.82%	3.83%	3.87%	2	3.88%	3.84%	(4)
Interest rate spread	1.63%	1.60%	1.67%	1.50%	1.46%	(17)	1.56%	1.56%	-
Base spreads excluding variable investment income	1.31%	1.26%	1.23%	1.23%	1.19%	(12)	1.32%	1.23%	(9)

Total (2)
Earned rate (3)	4.64%	4.61%	4.57%	4.52%	4.53%	(11)	4.70%	4.55%	(15)
Variable investment income (1) (3)	0.30%	0.26%	0.35%	0.28%	0.29%	(1)	0.20%	0.30%	10
Net investment income yield (3)	4.94%	4.87%	4.92%	4.80%	4.82%	(12)	4.90%	4.85%	(5)
Interest rate credited to contract holders	3.28%	3.26%	3.22%	3.19%	3.21%	(7)	3.28%	3.22%	(6)
Interest rate spread	1.66%	1.61%	1.70%	1.61%	1.61%	(5)	1.62%	1.63%	1
Base spreads excluding variable investment income	1.36%	1.35%	1.35%	1.33%	1.32%	(4)	1.42%	1.33%	(9)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$67	$124	$106	$82	$162	141.8%	$331	$475	43.5%
Fee income	529	533	553	574	585	10.6%	2,068	2,244	8.5%
Net investment income	256	256	263	260	258	0.8%	1,033	1,038	0.5%
Operating realized gain (loss)	45	45	45	44	44	-2.2%	178	179	0.6%
Other revenues	114	103	109	113	118	3.5%	423	442	4.5%
Total operating revenues	1,011	1,061	1,076	1,073	1,167	15.4%	4,033	4,378	8.6%
Operating expenses:
Interest credited	149	147	145	145	144	-3.4%	580	581	0.2%
Benefits	132	193	174	135	224	69.7%	597	726	21.6%
Commissions incurred	202	224	222	216	254	25.7%	850	916	7.8%
Other expenses incurred	214	213	224	220	234	9.3%	855	892	4.3%
Amounts capitalized	(92)	(97)	(98)	(90)	(126)	-37.0%	(409)	(411)	-0.5%
Amortization	100	101	99	97	104	4.0%	383	401	4.7%
Total operating expenses	705	781	766	723	834	18.3%	2,856	3,105	8.7%
Income (loss) from operations before taxes	306	280	310	350	333	8.8%	1,177	1,273	8.2%
Federal income tax expense (benefit)	64	(1)	59	73	68	6.3%	242	199	-17.8%
Income (loss) from operations	$242	$281	$251	$277	$265	9.5%	$935	$1,074	14.9%

Effective Federal Income Tax Rate	21.0%	-0.4%	19.2%	20.8%	20.3%		20.6%	15.6%

Average Equity, Excluding Goodwill and AOCI	$4,608	$4,575	$4,769	$4,982	$5,093	10.5%	$4,525	$4,855	7.3%

ROE, Excluding Goodwill and AOCI	21.0%	24.6%	21.0%	22.3%	20.9%		20.7%	22.1%

Return on Average Account Values	78	88	77	84	78	-	76	82	6

Account Values
Variable annuity account values:
Average	$105,374	$108,337	$110,832	$112,888	$115,981	10.1%	$103,612	$112,089	8.2%
End-of-period	105,766	109,475	111,570	114,270	117,479	11.1%	105,766	117,479	11.1%
Fixed annuity account values:
Average	19,076	19,307	19,489	19,416	19,436	1.9%	18,912	19,426	2.7%
End-of-period	19,139	19,455	19,459	19,394	19,537	2.1%	19,139	19,537	2.1%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$58	$59	$62	$63	$64	10.3%	$228	$248	8.8%
Net investment income	222	218	224	223	233	5.0%	859	899	4.7%
Other revenues	4	5	4	5	5	25.0%	16	18	12.5%
Total operating revenues	284	282	290	291	302	6.3%	1,103	1,165	5.6%
Operating expenses:
Interest credited	134	132	134	136	136	1.5%	514	537	4.5%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	18	19	19	19	20	11.1%	77	77	0.0%
Other expenses incurred	89	85	89	86	89	0.0%	339	348	2.7%
Amounts capitalized	(10)	(8)	(8)	(6)	(7)	30.0%	(30)	(29)	3.3%
Amortization	7	6	6	8	7	0.0%	28	27	-3.6%
Total operating expenses	238	234	240	243	245	2.9%	929	961	3.4%
Income (loss) from operations before taxes	46	48	50	48	57	23.9%	174	204	17.2%
Federal income tax expense (benefit)	12	11	13	13	16	33.3%	47	55	17.0%
Income (loss) from operations	$34	$37	$37	$35	$41	20.6%	$127	$149	17.3%

Effective Federal Income Tax Rate	26.8%	22.4%	27.5%	27.9%	28.5%		26.8%	26.7%

Average Equity, Excluding Goodwill and AOCI	$1,149	$1,191	$1,218	$1,218	$1,227	6.8%	$1,111	$1,213	9.2%

ROE, Excluding Goodwill and AOCI	11.7%	12.5%	12.0%	11.5%	13.3%		11.5%	12.3%

Pre-tax Net Margin	30.5%	31.9%	32.2%	31.3%	34.4%		29.5%	32.5%

Return on Average Account Values	23	25	24	22	25	2	23	24	1

Net Flows by Market
Small Market	320	(380)	124	169	264	-17.5%	$409	$177	-56.7%
Mid - Large Market	340	738	525	492	443	30.3%	912	2,199	141.1%
Multi-Fund® and Other	(274)	(242)	(254)	(246)	(295)	-7.7%	(756)	(1,038)	-37.3%

Net Flows – Trailing Twelve Months	$565	$603	$994	$1,312	$1,338	136.8%	$565	$1,338	136.8%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$179	$185	$199	$191	$199	11.2%	$703	$773	10.0%
Fee income	758	760	778	764	821	8.3%	2,946	3,122	6.0%
Net investment income	652	658	672	655	659	1.1%	2,562	2,643	3.2%
Operating realized gain (loss)	3	(4)	(3)	(3)	(3)	NM	1	(13)	NM
Other revenues	8	7	9	7	8	0.0%	34	33	-2.9%
Total operating revenues	1,600	1,606	1,655	1,614	1,684	5.3%	6,246	6,558	5.0%
Operating expenses:
Interest credited	348	349	349	350	355	2.0%	1,394	1,404	0.7%
Benefits	707	797	807	808	779	10.2%	2,677	3,189	19.1%
Commissions incurred	222	174	190	176	193	-13.1%	734	734	0.0%
Other expenses incurred	207	201	209	205	216	4.3%	785	830	5.7%
Amounts capitalized	(249)	(199)	(219)	(201)	(228)	8.4%	(831)	(847)	-1.9%
Amortization	137	97	125	101	146	6.6%	734	468	-36.2%
Total operating expenses	1,372	1,419	1,461	1,439	1,461	6.5%	5,493	5,778	5.2%
Income (loss) from operations before taxes	228	187	194	175	223	-2.2%	753	780	3.6%
Federal income tax expense (benefit)	74	57	61	54	71	-4.1%	238	244	2.5%
Income (loss) from operations	$154	$130	$133	$121	$152	-1.3%	$515	$536	4.1%

Effective Federal Income Tax Rate	32.6%	30.3%	31.6%	30.8%	32.0%		31.5%	31.2%

Average Equity, Excluding Goodwill and AOCI	$6,410	$6,581	$6,762	$6,798	$6,804	6.1%	$6,352	$6,736	6.0%

ROE, Excluding Goodwill and AOCI	9.6%	7.9%	7.9%	7.1%	8.9%		8.1%	8.0%

Average Account Values	$45,485	$46,147	$46,842	$47,547	$48,481	6.6%	$44,559	$47,254	6.0%

In-Force Face Amount
UL and other	$336,851	$337,338	$337,971	$338,753	$341,044	1.2%	$336,851	$341,044	1.2%
Term insurance	356,083	361,247	366,628	372,943	379,108	6.5%	356,083	379,108	6.5%
Total in-force face amount	$692,934	$698,585	$704,599	$711,696	$720,152	3.9%	$692,934	$720,152	3.9%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$487	$495	$494	$500	$509	4.5%	$1,940	$1,998	3.0%
Net investment income	47	43	43	41	41	-12.8%	176	168	-4.5%
Other revenues	3	3	4	23	4	33.3%	14	35	150.0%
Total operating revenues	537	541	541	564	554	3.2%	2,130	2,201	3.3%
Operating expenses:
Interest credited	1	-	-	-	1	0.0%	2	2	0.0%
Benefits	345	351	326	334	341	-1.2%	1,322	1,351	2.2%
Commissions incurred	67	63	62	62	69	3.0%	248	257	3.6%
Other expenses incurred	116	96	99	107	120	3.4%	408	423	3.7%
Amounts capitalized	(30)	(13)	(13)	(16)	(26)	13.3%	(76)	(69)	9.2%
Amortization	13	33	14	14	18	38.5%	126	79	-37.3%
Total operating expenses	512	530	488	501	523	2.1%	2,030	2,043	0.6%
Income (loss) from operations before taxes	25	11	53	63	31	24.0%	100	158	58.0%
Federal income tax expense (benefit)	9	4	18	22	11	22.2%	35	55	57.1%
Income (loss) from operations	$16	$7	$35	$41	$20	25.0%	$65	$103	58.5%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,070	$1,065	$1,044	$1,054	$1,078	0.7%	$1,132	$1,060	-6.4%

ROE, Excluding Goodwill and AOCI	6.1%	2.6%	13.3%	15.6%	7.5%		5.7%	9.7%

Loss Ratios by Product Line
Life	66.1%	72.5%	66.1%	55.8%	66.2%		68.4%	65.1%
Disability	76.4%	68.9%	65.4%	69.5%	67.8%		67.8%	67.9%
Dental	67.0%	73.3%	68.7%	68.0%	67.5%		69.3%	69.3%
Total non-medical	70.9%	71.0%	66.1%	63.7%	67.1%		68.3%	66.9%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$3	$2	$1	$3	50.0%	$14	$10	-28.6%
Net investment income	67	63	60	60	61	-9.0%	244	242	-0.8%
Amortization of deferred gain on
business sold through reinsurance	18	18	4	-	-	-100.0%	71	22	-69.0%
Other revenues	-	4	1	4	4	NM	3	13	NM
Total operating revenues	87	88	67	65	68	-21.8%	332	287	-13.6%
Operating expenses:
Interest credited	18	18	18	15	14	-22.2%	73	65	-11.0%
Benefits	34	28	27	36	26	-23.5%	143	117	-18.2%
Commissions and other expenses	32	10	8	11	18	-43.8%	50	47	-6.0%
Interest and debt expenses	67	64	63	63	63	-6.0%	269	253	-5.9%
Strategic digitization expense	8	9	14	10	10	25.0%	8	43	NM
Total operating expenses	159	129	130	135	131	-17.6%	543	525	-3.3%
Income (loss) from operations before taxes	(72)	(41)	(63)	(70)	(63)	12.5%	(211)	(238)	-12.8%
Federal income tax expense (benefit)	(35)	(28)	(26)	(50)	(25)	28.6%	(109)	(130)	-19.3%
Income (loss) from operations	$(37)	$(13)	$(37)	$(20)	$(38)	-2.7%	$(102)	$(108)	-5.9%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$8,256	$9,377	$9,274	$8,794	$8,779	6.3%	$9,766	$9,377	-4.0%
Deferrals	385	325	342	319	397	3.1%	1,371	1,384	0.9%
Operating amortization	(267)	(244)	(250)	(232)	(284)	-6.4%	(1,305)	(1,010)	22.6%
Deferrals, net of operating amortization	118	81	92	87	113	-4.2%	66	374	NM
Amortization associated with benefit ratio unlocking	2	(11)	(6)	(7)	(6)	NM	(6)	(29)	NM
Adjustment related to realized (gains) losses	50	(5)	(10)	1	(1)	NM	19	(14)	NM
Adjustment related to unrealized (gains) losses	951	(168)	(556)	(96)	(244)	NM	(468)	(1,067)	NM
Balance as of end-of-period	$9,377	$9,274	$8,794	$8,779	$8,641	-7.8%	$9,377	$8,641	-7.8%

DFEL
Balance as of beginning-of-period	$1,286	$1,874	$1,796	$1,443	$1,545	20.1%	$1,952	$1,874	-4.0%
Deferrals	181	169	196	187	203	12.2%	631	755	19.7%
Operating amortization	(100)	(82)	(94)	(98)	(118)	-18.0%	(427)	(391)	8.4%
Deferrals, net of operating amortization	81	87	102	89	85	4.9%	204	364	78.4%
Amortization associated with benefit ratio unlocking	-	(1)	(1)	(1)	(1)	NM	(1)	(4)	NM
Adjustment related to realized (gains) losses	2	(4)	(4)	(3)	(2)	NM	(3)	(14)	NM
Adjustment related to unrealized (gains) losses	505	(160)	(450)	17	(182)	NM	(278)	(775)	NM
Balance as of end-of-period	$1,874	$1,796	$1,443	$1,545	$1,445	-22.9%	$1,874	$1,445	-22.9%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$4,877	$4,861	$4,778	$4,702	$4,677	-4.1%	$4,877	$4,677	-4.1%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Fixed Annuities
Balance as of beginning-of-period	$19,634	$19,723	$20,027	$20,021	$20,014	1.9%	$19,082	$19,723	3.4%
Gross deposits	411	562	377	384	645	56.9%	1,977	1,968	-0.5%
Full surrenders and deaths	(321)	(343)	(404)	(420)	(396)	-23.4%	(1,363)	(1,563)	-14.7%
Other contract benefits	(148)	(137)	(150)	(155)	(175)	-18.2%	(542)	(616)	-13.7%
Net flows	(58)	82	(177)	(191)	74	227.6%	72	(211)	NM
Reinvested interest credited	145	220	168	179	208	43.4%	555	773	39.3%
Sales inducements deferred	2	2	3	5	9	NM	14	20	42.9%
Balance as of end-of-period, gross	19,723	20,027	20,021	20,014	20,305	3.0%	19,723	20,305	3.0%
Reinsurance ceded	(584)	(572)	(562)	(620)	(768)	-31.5%	(584)	(768)	-31.5%
Balance as of end-of-period, net	$19,139	$19,455	$19,459	$19,394	$19,537	2.1%	$19,139	$19,537	2.1%

Variable Annuities
Balance as of beginning-of-period	$106,473	$105,766	$109,475	$111,570	$114,270	7.3%	$103,146	$105,766	2.5%
Gross deposits	1,399	1,454	1,614	1,532	2,142	53.1%	6,237	6,742	8.1%
Full surrenders and deaths	(1,236)	(1,439)	(1,474)	(1,374)	(1,492)	-20.7%	(4,739)	(5,779)	-21.9%
Other contract benefits	(1,037)	(1,041)	(1,038)	(992)	(1,138)	-9.7%	(3,856)	(4,210)	-9.2%
Net flows	(874)	(1,026)	(898)	(834)	(488)	44.2%	(2,358)	(3,247)	-37.7%
Change in market value and reinvestment	167	4,735	2,993	3,534	3,697	NM	4,978	14,960	200.5%
Balance as of end-of-period, gross	105,766	109,475	111,570	114,270	117,479	11.1%	105,766	117,479	11.1%
Reinsurance ceded	-	-	-	-	-	NM	-	-	NM
Balance as of end-of-period, net	$105,766	$109,475	$111,570	$114,270	$117,479	11.1%	$105,766	$117,479	11.1%

Total
Balance as of beginning-of-period	$126,107	$125,489	$129,502	$131,591	$134,284	6.5%	$122,228	$125,489	2.7%
Gross deposits	1,810	2,016	1,991	1,916	2,787	54.0%	8,214	8,710	6.0%
Full surrenders and deaths	(1,557)	(1,782)	(1,878)	(1,794)	(1,888)	-21.3%	(6,102)	(7,342)	-20.3%
Other contract benefits	(1,185)	(1,178)	(1,188)	(1,147)	(1,313)	-10.8%	(4,398)	(4,826)	-9.7%
Net flows	(932)	(944)	(1,075)	(1,025)	(414)	55.6%	(2,286)	(3,458)	-51.3%
Change in market value and reinvestment	312	4,955	3,161	3,713	3,905	NM	5,533	15,733	184.3%
Sales inducements deferred	2	2	3	5	9	NM	14	20	42.9%
Balance as of end-of-period, gross	125,489	129,502	131,591	134,284	137,784	9.8%	125,489	137,784	9.8%
Reinsurance ceded	(584)	(572)	(562)	(620)	(768)	-31.5%	(584)	(768)	-31.5%
Balance as of end-of-period, net	$124,905	$128,930	$131,029	$133,664	$137,016	9.7%	$124,905	$137,016	9.7%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
General Account
Balance as of beginning-of-period	$17,387	$17,883	$18,192	$18,413	$18,626	7.1%	$16,588	$17,883	7.8%
Gross deposits	681	710	557	415	494	-27.5%	2,105	2,175	3.3%
Withdrawals	(557)	(538)	(429)	(397)	(547)	1.8%	(2,069)	(1,910)	7.7%
Net flows	124	172	128	18	(53)	NM	36	265	NM
Transfers between fixed and variable accounts	238	1	(40)	59	14	-94.1%	746	34	-95.4%
Reinvestment interest credited	134	136	133	136	137	2.2%	513	542	5.7%
Balance as of end-of-period	$17,883	$18,192	$18,413	$18,626	$18,724	4.7%	$17,883	$18,724	4.7%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$39,881	$40,551	$42,541	$44,155	$46,203	15.9%	$37,512	$40,551	8.1%
Gross deposits	1,725	1,542	1,421	1,493	1,932	12.0%	5,552	6,388	15.1%
Withdrawals	(1,463)	(1,598)	(1,154)	(1,096)	(1,467)	-0.3%	(5,023)	(5,315)	-5.8%
Net flows	262	(56)	267	397	465	77.5%	529	1,073	102.8%
Transfers between fixed and variable accounts	(172)	(8)	(23)	(88)	(61)	64.5%	(601)	(180)	70.0%
Change in market value and reinvestment	580	2,054	1,370	1,739	2,038	251.4%	3,111	7,201	131.5%
Balance as of end-of-period	$40,551	$42,541	$44,155	$46,203	$48,645	20.0%	$40,551	$48,645	20.0%

Total
Balance as of beginning-of-period	$57,268	$58,434	$60,733	$62,568	$64,829	13.2%	$54,100	$58,434	8.0%
Gross deposits	2,406	2,252	1,978	1,908	2,426	0.8%	7,657	8,563	11.8%
Withdrawals	(2,020)	(2,136)	(1,583)	(1,493)	(2,014)	0.3%	(7,092)	(7,225)	-1.9%
Net flows	386	116	395	415	412	6.7%	565	1,338	136.8%
Transfers between fixed and variable accounts	66	(7)	(63)	(29)	(47)	NM	145	(146)	NM
Change in market value and reinvestment	714	2,190	1,503	1,875	2,175	204.6%	3,624	7,743	113.7%
Balance as of end-of-period	$58,434	$60,733	$62,568	$64,829	$67,369	15.3%	$58,434	$67,369	15.3%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
General Account
Balance as of beginning-of-period	$35,975	$36,272	$36,295	$36,454	$36,576	1.7%	$35,545	$36,272	2.0%
Deposits	1,159	1,042	1,115	1,070	1,152	-0.6%	4,147	4,380	5.6%
Withdrawals and deaths	(241)	(403)	(316)	(310)	(281)	-16.6%	(1,123)	(1,311)	-16.7%
Net flows	918	639	799	760	871	-5.1%	3,024	3,069	1.5%
Contract holder assessments	(975)	(969)	(995)	(999)	(1,030)	-5.6%	(3,664)	(3,993)	-9.0%
Reinvested interest credited	354	353	355	361	374	5.6%	1,367	1,443	5.6%
Balance as of end-of-period, gross	36,272	36,295	36,454	36,576	36,791	1.4%	36,272	36,791	1.4%
Reinsurance ceded	(747)	(738)	(734)	(726)	(719)	3.7%	(747)	(719)	3.7%
Balance as of end-of-period, net	$35,525	$35,557	$35,720	$35,850	$36,072	1.5%	$35,525	$36,072	1.5%

Separate Account
Balance as of beginning-of-period	$10,763	$11,058	$11,772	$12,296	$12,916	20.0%	$9,696	$11,058	14.0%
Deposits	489	372	428	392	744	52.1%	1,621	1,937	19.5%
Withdrawals and deaths	(198)	(87)	(126)	(88)	(172)	13.1%	(526)	(474)	9.9%
Net flows	291	285	302	304	572	96.6%	1,095	1,463	33.6%
Contract holder assessments	(158)	(152)	(165)	(163)	(174)	-10.1%	(589)	(654)	-11.0%
Change in market value and reinvestment	162	581	387	479	537	231.5%	856	1,984	131.8%
Balance as of end-of-period, gross	11,058	11,772	12,296	12,916	13,851	25.3%	11,058	13,851	25.3%
Reinsurance ceded	(794)	(824)	(836)	(851)	(875)	-10.2%	(794)	(875)	-10.2%
Balance as of end-of-period, net	$10,264	$10,948	$11,460	$12,065	$12,976	26.4%	$10,264	$12,976	26.4%

Total
Balance as of beginning-of-period	$46,738	$47,330	$48,067	$48,750	$49,492	5.9%	$45,241	$47,330	4.6%
Deposits	1,648	1,414	1,543	1,462	1,896	15.0%	5,768	6,317	9.5%
Withdrawals and deaths	(439)	(490)	(442)	(398)	(453)	-3.2%	(1,649)	(1,785)	-8.2%
Net flows	1,209	924	1,101	1,064	1,443	19.4%	4,119	4,532	10.0%
Contract holder assessments	(1,133)	(1,121)	(1,160)	(1,162)	(1,204)	-6.3%	(4,253)	(4,647)	-9.3%
Change in market value and reinvestment	516	934	742	840	911	76.6%	2,223	3,427	54.2%
Balance as of end-of-period, gross	47,330	48,067	48,750	49,492	50,642	7.0%	47,330	50,642	7.0%
Reinsurance ceded	(1,541)	(1,562)	(1,570)	(1,577)	(1,594)	-3.4%	(1,541)	(1,594)	-3.4%
Balance as of end-of-period, net	$45,789	$46,505	$47,180	$47,915	$49,048	7.1%	$45,789	$49,048	7.1%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 12/31/16		As of 12/31/17
	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$78,149	85.6%	$83,190	85.9%
U.S. government bonds	419	0.5%	567	0.6%
Foreign government bonds	506	0.6%	451	0.5%
Mortgage-backed securities	3,964	4.3%	4,065	4.2%
Asset-backed collateralized debt obligations	744	0.8%	808	0.8%
State and municipal bonds	4,627	5.1%	5,119	5.3%
Hybrid and redeemable preferred securities	604	0.7%	640	0.7%
VIEs’ fixed maturity securities	200	0.2%	-	0.0%
Equity securities	275	0.3%	246	0.3%
Total AFS securities	89,488	98.1%	95,086	98.3%
Trading securities	1,712	1.9%	1,620	1.7%
Total AFS and trading securities	$91,200	100.0%	$96,706	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$86,003	99.7%	$88,418	99.7%
Equity securities	260	0.3%	247	0.3%
Total AFS and trading securities	$86,263	100.0%	$88,665	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.0%		95.6%
Below investment grade		5.0%		4.4%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$48	$41	$42	$41	$41	-14.6%	$179	$166	-7.3%
Total excluded realized gain (loss)	(265)	(80)	(52)	(97)	(106)	60.0%	(518)	(336)	35.1%
Total realized gain (loss), pre-tax	$(217)	$(39)	$(10)	$(56)	$(65)	70.0%	$(339)	$(170)	49.9%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(172)	$(52)	$(34)	$(63)	$(69)	59.9%	$(337)	$(218)	35.3%
Benefit ratio unlocking	(6)	45	26	30	28	NM	28	129	NM
Net gain (loss), after-tax	$(178)	$(7)	$(8)	$(33)	$(41)	77.0%	$(309)	$(89)	71.2%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(10)	$(1)	$(13)	$(13)	$(23)	NM	$(150)	$(50)	66.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(87)	9	17	(5)	(7)	92.0%	(122)	14	111.5%
GLB non-performance risk component	(91)	(9)	(8)	(16)	(9)	90.1%	(32)	(43)	-34.4%
Total variable annuity net derivative results	(178)	-	9	(21)	(16)	91.0%	(154)	(29)	81.2%
Indexed annuity forward-starting option	10	(6)	(4)	1	(2)	NM	(5)	(10)	-100.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(178)	$(7)	$(8)	$(33)	$(41)	77.0%	$(309)	$(89)	71.2%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(16)	$(3)	$(3)	$(5)	$(1)	92.0%	$(66)	$(12)	81.8%
Other realized gain (loss) related to certain investments	(8)	(6)	(9)	(8)	(14)	-76.8%	(97)	(35)	63.9%
Gain (loss) on the mark-to-market on certain instruments	14	8	(1)	-	(8)	NM	13	(3)	NM
Total realized gain (loss) related
to investments, after-tax	$(10)	$(1)	$(13)	$(13)	$(23)	NM	$(150)	$(50)	66.7%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	Change	12/31/16	12/31/17	Change
Revenues
Total revenues	$3,254	$3,500	$3,577	$3,511	$3,669	12.8%	$13,330	$14,257	7.0%
Less:
Excluded realized gain (loss)	(265)	(80)	(52)	(97)	(106)	60.0%	(518)	(336)	35.1%
Amortization of DFEL on benefit ratio unlocking	(1)	1	-	1	-	100.0%	1	3	200.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	-	-	-	-100.0%	3	1	-66.7%
Operating revenues	$3,519	$3,578	$3,629	$3,607	$3,775	7.3%	$13,844	$14,589	5.4%

Net Income
Net income (loss)	$190	$435	$411	$418	$816	NM	$1,192	$2,079	74.4%
Less:
Excluded realized gain (loss)	(172)	(52)	(34)	(63)	(69)	59.9%	(337)	(218)	35.3%
Benefit ratio unlocking	(6)	45	26	30	28	NM	28	129	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	-	1,322	NM	-	1,322	NM
Impairment of intangibles	-	-	-	-	(905)	NM	-	(905)	NM
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	2	-	-100.0%
Gain (loss) on early extinguishment of debt	(41)	-	-	(3)	-	100.0%	(41)	(3)	92.7%
Income (loss) from operations	$409	$442	$419	$454	$440	7.6%	$1,540	$1,754	13.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.82	$1.89	$1.81	$1.87	$3.67	NM	$5.03	$9.22	83.3%
Less:
Excluded realized gain (loss)	(0.75)	(0.22)	(0.16)	(0.28)	(0.31)	58.7%	(1.42)	(0.97)	31.7%
Benefit ratio unlocking	(0.03)	0.19	0.12	0.13	0.13	NM	0.12	0.57	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	-	5.96	NM	-	5.84	NM
Impairment of intangibles	-	-	-	-	(4.08)	NM	-	(4.00)	NM
Gain (loss) on early extinguishment of debt	(0.17)	-	-	(0.01)	-	100.0%	(0.17)	(0.01)	94.1%
Adjustment attributable to using different average
diluted shares for income from operations as
compared to net income	-	-	-	-	(0.01)	NM	-	-	NM
Income (loss) from operations	$1.77	$1.92	$1.85	$2.03	$1.98	11.9%	$6.50	$7.79	19.8%